                                                            Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

The undersigned, the Chief Executive Officer of Systemax Inc., hereby certifies that Systemax Inc.’s Form 10-Q for the period ended June 30, 2012 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o (d)), and that the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Systemax Inc.

Dated:           August 7, 2012

/s/Richard Leeds_
Richard Leeds, Chief Executive Officer